November 27, 2013
Summary Prospectus
BlackRock FundsSM  |  Investor and Institutional Shares
►	BlackRock Commodity Strategies Fund
Investor A: BCSAX • Investor C: BCSCX • Institutional: BICSX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 27, 2013, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Commodity Strategies Fund
Investment Objective

The investment objective of BlackRock Commodity Strategies Fund ( the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek total return.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 25 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-60 of Part II of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)		Investor A Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)		5.25%		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)		None [1]		1.00% [2]		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor A Shares		Investor C Shares		Institutional Shares
Management Fee		1.15%		1.15%		1.15%
Distribution and/or Service (12b-1) Fees		0.25%		1.00%		None
Other Expenses[3,4]		0.38%		0.33%		0.22%
Other Expenses of the Fund[3,4]	0.38%		0.33%		0.22%
Other Expenses of the Subsidiary	—		—		—
Acquired Fund Fees and Expenses[4]		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses[4]		1.79%		2.49%		1.38%
Fee Waivers and/or Expense Reimbursements[5]		(0.28)%		(0.23)%		(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]		1.51%		2.26%		1.31%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	Other Expenses of the Fund have been restated to reflect current fees.
[4]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which do not include Acquired Fund Fees and Expenses or the restatement of Other Expenses of the Fund to reflect current fees.
[5]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 39-43, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.50% (for Investor A Shares), 2.25% (for Investor C Shares) and 1.30% (for Institutional Shares) until December 1, 2014. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$671	$1,033	$1,419	$2,498
Investor C Shares	$329	$ 754	$1,305	$2,809
Institutional Shares	$133	$ 430	$ 749	$1,651

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$229	$754	$1,305	$2,809

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.
One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, the Fund holds a portion of its portfolio in investment-grade short-term fixed income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. The Fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.
Commodities are assets that have tangible properties, such as oil and other energy products, metals, and agricultural products. Commodity-linked derivative instruments include, but are not limited to, commodity-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.
Commodity-related companies include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities, companies that use commodities extensively in their products and companies that provide technology and services to commodity-related companies. This includes companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, energy services and technology, chemicals and oil products, coal and other consumable fuel, gold and precious metals, metals and minerals, forest products, agricultural chemicals and services, farm land, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies, equipment manufacturers, service providers and engineering, procurement and construction (“EPC”) companies.
The Fund may make investments directly or through investments in BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund formed in the Cayman Islands. The Subsidiary is managed by BlackRock and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary does not invest in equity securities of commodity-related companies, and may invest without limitation in commodity-linked derivative instruments. The Fund will not invest more than 25% of its total assets (measured at the time of investment) in the Subsidiary.
The Fund manages the term structure of its commodity-linked derivative positions and has the flexibility to gain exposure to futures maturities which differ from those in the Fund’s benchmark, the Dow Jones-UBS Commodity Index

Total ReturnSM. This is done in an effort to achieve efficient investment results and minimize any adverse effects on returns caused by commodity term structures.
Equity securities held by the Fund may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and other instruments whose price is linked to the value of common stock, and equity interests in master limited partnerships. In addition, the Fund may also invest in fixed income instruments (of any credit quality and any duration) of commodity-related companies.
There are no restrictions on investment in terms of geography or market capitalization. As such, the Fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.
■	Commodities Investment Risk — Investing in commodity-linked derivative instruments and equity securities of commodity-related companies may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.
The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of the Fund’s control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.
The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
■	Commodities Regulatory Risk — Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The U.S. Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact the Fund’s ability to invest in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Subsidiary, that invest in commodity-linked derivative instruments. See “— Subsidiary Risk” below.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities or commodities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.
Risks Specific to Certain Derivatives Used by the Fund
Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.
Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.
Commodity-Linked Notes — Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.
Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Forward Foreign Currency Exchange Contracts — Forward foreign exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Equity Securities Risk — Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Precious Metals and Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
■	Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. The Fund’s investments will be concentrated in a group of industries that make up the Commodities Sector. Because the Fund is focused in specific industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
■	Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.
■	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
The Fund has requested a private letter ruling from the IRS concluding that the income and gain generated by its investments in commodity-linked notes, and the income generated from its investment in the Subsidiary, which invests in commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. However, in late July 2011, the IRS indicated that the granting of private letter rulings like the one requested by the Fund is currently suspended. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Fund. If the IRS makes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategies, which could adversely affect the Fund.
Performance Information

The information shows you how the Fund’s performance has varied for the periods since inception and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Dow Jones-UBS Commodity Index Total ReturnSM. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Commodity Strategies Fund
As of 12/31
During the period shown in the bar chart, the highest return for a quarter was 8.93% (quarter ended September 30, 2012) and the lowest return for a quarter was -8.37% (quarter ended June 30, 2012). The year-to-date return as of September 30, 2013 was -7.70%.
As of 12/31/12 Average Annual Total Returns	1 Year	Since Inception (October 3, 2011)
BlackRock Commodity Strategies Fund — Investor A
Return Before Taxes	(6.55)%	(1.12)%
Return After Taxes on Distributions	(6.55)%	(1.83)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.26)%	(1.35)%
BlackRock Commodity Strategies Fund — Investor C
Return Before Taxes	(3.03)%	2.43%
BlackRock Commodity Strategies Fund — Institutional
Return Before Taxes	(1.05)%	3.43%
Dow Jones-UBS Commodity Index Total ReturnSM (Reflects no deduction for fees, expenses or taxes)	(1.06)%	(0.63)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C and Institutional Shares will vary.
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robin Batchelor	2011	Managing Director of BlackRock, Inc.
Evy Hambro	2011	Managing Director of BlackRock, Inc.
Poppy Allonby, CFA	2011	Managing Director of BlackRock, Inc.
Catherine Raw, CFA	2011	Director of BlackRock, Inc.
Rob Shimell	2011	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Investor A and Investor C Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual Financial Intermediary or visit your Financial Intermediary’s website for more information.

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SPRO-CS-1113